                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                               _________________



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               NOVEMBER 16, 1994


                               _________________



                              RAYCHEM CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                          2-15299            94-1369731
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)             Number)           Identification No.)


300 CONSTITUTION DRIVE, MENLO PARK, CA                        94025-1164
(Address of principal executive offices)                      (Zip code)


                                 (415) 361-4180
              (Registrant's telephone number, including area code)

                              RAYCHEM CORPORATION

                          INDEX TO FORM 8-K AMENDMENT





                                                                            Page Number
                                                                            -----------
ITEM 7(b)   PRO FORMA FINANCIAL INFORMATION

           Pro Forma Consolidated Condensed Statement of
           Operations - Three Months Ended September 30, 1994                    2

           Pro Forma Consolidated Condensed Statement of
           Operations - Fiscal Year Ended June 30, 1994                          3

           Notes to Pro Forma Consolidated Condensed
           Statements of Operations                                             4-5

           Pro Forma Consolidated Condensed Balance Sheet -
           September 30, 1994                                                    6

           Notes to Pro Forma Consolidated Condensed
           Balance Sheet                                                         7



SIGNATURES                                                                       8

                              RAYCHEM CORPORATION
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                  (UNAUDITED)

      THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS HAS BEEN DERIVED FROM THE CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS OF THE COMPANY FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1994, AND ADJUSTS SUCH INFORMATION TO GIVE EFFECT TO THE FORMATION OF THE ERICSSON RAYNET JOINT VENTURE AS IF THE JOINT VENTURE WAS FORMED ON JULY 1, 1994. THE JOINT VENTURE HAS TAKEN OVER AND IS CONTINUING THE OPERATIONS OF THE COMPANY'S RAYNET SUBSIDIARY. RAYNET HOLDS THE COMPANY'S 49% INTEREST IN THE JOINT VENTURE. ALTHOUGH THE JOINT VENTURE AGREEMENT SPECIFIES VARYING PROFIT AND LOSS ALLOCATIONS TO ITS PARTNERS IN THE EARLY YEARS OF OPERATION, FOR PURPOSES OF THIS PRO FORMA PRESENTATION 49% OF THE LOSS HAS BEEN ALLOCATED TO THE COMPANY. THE PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT PURPORT TO BE INDICATIVE OF THE RESULTS OF OPERATIONS THAT ACTUALLY WOULD HAVE RESULTED IF THE ERICSSON RAYNET JOINT VENTURE HAD BEEN CONSUMMATED ON JULY 1, 1994, NOR WHICH MAY RESULT FROM FUTURE OPERATIONS. THE PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO AND THE COMPANY'S CONSOLIDATED CONDENSED FINANCIAL STATEMENTS AND RELATED NOTES THERETO CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1994.


                                                                                   THREE MONTHS ENDED SEPTEMBER 30, 1994
                                                                     ---------------------------------------------------------------
                                                                                              PRO FORMA
                                                                            ACTUAL           ADJUSTMENTS                PRO FORMA
                                                                     ------------------  -----------------        ------------------

   Revenues                                                          $         390,701   $        (22,556)(1)      $        368,145
   Cost of goods sold                                                          209,496            (26,637)(1)               182,859
   Research and development expense                                             40,421            (13,192)(1)                27,229
   Selling, distribution, and administrative expense                           126,145            (10,952)(1)               114,943
                                                                                                     (250)(4)
   Provision for restructuring and divestitures                                 23,900                  0                    23,900
   Loss on formation of Ericsson Raynet joint venture                           28,130            (28,130)(3)                     0
   Interest expense, net                                                         4,701               (107)(1)                 4,993
                                                                                                      399 (6)
   Equity in net loss of Ericsson Raynet joint venture                               0             12,091 (2)                12,091
   Other expense, net                                                            3,546                 63 (1)                 3,609
                                                                     -----------------   ----------------          ----------------
   Loss before income taxes, extraordinary
      item, and change in accounting principle                                 (45,638)            44,159                    (1,479)
   Provision for income taxes                                                    2,690                  0                     2,690
                                                                     -----------------   ----------------          ----------------
   Loss before extraordinary item
      and change in accounting principle                             $         (48,328)  $         44,159          $         (4,169)
                                                                     =================   ================          ================
   Average number of common shares and
      equivalents outstanding                                                                                            43,241,149
                                                                                                                   ================
   Loss before extraordinary item
      and change in accounting principle
      per common share                                                                                             $          (0.10)
                                                                                                                   ================

   See accompanying notes to pro forma consolidated condensed statements of operations.

                              RAYCHEM CORPORATION
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                  (UNAUDITED)

      THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS HAS BEEN DERIVED FROM THE CONSOLIDATED STATEMENT OF OPERATIONS OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 1994, AND ADJUSTS SUCH INFORMATION TO GIVE EFFECT TO THE FORMATION OF THE ERICSSON RAYNET JOINT VENTURE AS IF THE JOINT VENTURE WAS FORMED ON JULY 1, 1993. THE JOINT VENTURE HAS TAKEN OVER AND IS CONTINUING THE OPERATIONS OF THE COMPANY'S RAYNET SUBSIDIARY. RAYNET HOLDS THE COMPANY'S 49% INTEREST IN THE JOINT VENTURE. ALTHOUGH THE JOINT VENTURE AGREEMENT SPECIFIES VARYING PROFIT AND LOSS ALLOCATIONS TO ITS PARTNERS IN THE EARLY YEARS OF OPERATION, FOR PURPOSES OF THIS PRO FORMA PRESENTATION 49% OF THE LOSS HAS BEEN ALLOCATED TO THE COMPANY. THE PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT PURPORT TO BE INDICATIVE OF THE RESULTS OF OPERATIONS THAT ACTUALLY WOULD HAVE RESULTED IF THE ERICSSON RAYNET JOINT VENTURE HAD BEEN CONSUMMATED ON JULY 1, 1993, NOR WHICH MAY RESULT FROM FUTURE OPERATIONS. THE PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO AND THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS AND RELATED NOTES THERETO CONTAINED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1994.


                                                                                  FISCAL YEAR ENDED JUNE 30, 1994
                                                                ---------------------------------------------------------------
                                                                                            PRO FORMA
                                                                         ACTUAL             ADJUSTMENTS            PRO FORMA
                                                                ---------------------     ---------------     -----------------
   Revenues                                                     $           1,461,532     $   (57,784)(1)     $       1,403,748
   Cost of goods sold                                                         779,820         (77,946)(1)               701,874
   Research and development expense                                           136,619         (41,278)(1)                95,341
   Selling, distribution, and administrative expense                          491,563         (38,976)(1)               451,587
                                                                                               (1,000)(4)
   Interest expense, net                                                       12,762          (2,966)(1)                14,439
                                                                                                3,049 (5)
                                                                                                1,594 (6)
   Equity in net loss of Ericsson Raynet joint venture                              0          46,716 (2)                46,716
   Other expense, net                                                           7,023             713 (1)                 7,736
                                                                ---------------------     -----------         -----------------
   Income before income taxes                                                  33,745          52,310                    86,055
   Provision for income taxes                                                  32,066            (324)(1)                31,742
                                                                ---------------------     -----------         -----------------
   Net income                                                   $               1,679     $    52,634         $          54,313
                                                                =====================     ===========         =================
   Average number of common shares and
      equivalents outstanding                                                                                        43,290,797
                                                                                                              =================

   Net income per common share                                                                                $            1.25
                                                                                                              =================

   See accompanying notes to pro forma consolidated condensed statements of operations.

                              RAYCHEM CORPORATION

                   NOTES TO PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS



(1) Adjustment to deconsolidate Raynet, eliminating its results of operations from the company's consolidated results of operations.


(2) Adjustment to record the company's 49% equity in losses of the Ericsson Raynet joint venture. Assumes the joint venture's losses are equal to Raynet's results of operations, after the following adjustments for non-joint venture activity:

                                                                    Three Months            Fiscal Year
                                                                       Ended                  Ended
                                                                 September 30, 1994       June 30, 1994
                                                                 ------------------       -------------
                                                                               (in thousands)
    Raynet net loss                                                 $  (28,269)            $ (102,993)
    Adjustments:
       Eliminate BSE royalties                                             621                  3,418
       Eliminate dividend on RNI preferred stock                             -                  3,049
       Eliminate nonrecurring charges for employee
          incentive programs                                             2,972                  1,187
                                                                    ----------             ----------

    Adjusted Ericsson Raynet net loss                               $  (24,676)            $  (95,339)
                                                                    ==========             ==========

    49% equity in Ericsson Raynet net loss                          $  (12,091)            $  (46,716)
                                                                    ==========             ==========


    BellSouth Enterprises Inc. (BSE) had financed a portion of the software development work at Raynet and held a royalty interest in the software related revenues of Raynet. With the creation of the joint venture, this royalty payment was reconfigured. Raychem has agreed to pay BSE a total of $30 million in three equal payments beginning at the closing of the joint venture transaction and continuing with two subsequent annual payments (see footnote 6 below). In addition, Raychem has agreed to make other royalty payments to BSE contingent upon the future revenues and earnings performance of the joint venture. Raynet's royalties arising from the prior arrangement with BSE are eliminated for pro forma purposes.

    Raychem held convertible preferred stock in Raynet International Inc.
    (RNI), a subsidiary of Raynet Corporation, which stock was converted to common stock prior to the closing of the transaction. As a result, dividends accrued on the preferred stock are eliminated for pro forma purposes.

    Certain employee incentive programs, designed to retain employees during the period the company was seeking a strategic partner for Raynet, resulted in charges which are considered nonrecurring and directly attributable to the transaction. These charges have been eliminated for pro forma purposes.

    Due to the company's U.S. tax position, no additional provision for income taxes has been recorded for pro forma purposes with respect to the reduced losses arising from the joint venture allocation. Because the joint venture is a U.S. partnership, the future results of the joint venture will be reported under the equity method, on a pre-tax basis, and the tax impact of the joint venture will be included in the company's consolidated provision for income taxes.


    The joint venture agreement provides that Ericsson's share of the joint venture's losses will be capped at $25 million, plus 51% of restructuring charges, if any, for the fiscal year ending June 30, 1995. In addition, during the fiscal year ending June 30, 1996, up to $19.6 million of losses will be allocated to Ericsson and Raynet in a 51/49 ratio; additional losses, if any, of up to $10 million will be allocated 100% to Raynet; and thereafter additional losses, if any, will again be allocated to Ericsson and Raynet in a 51/49 ratio. Restructuring charges, if any, during the fiscal year ending June 30, 1996, will be allocated to Ericsson and Raynet in a 51/49 ratio. If these allocations were applied to the pro forma periods (i.e. fiscal 1995 Ericsson cap to fiscal year ended June 30, 1994, and the fiscal 1996 allocations to the three-month period ended September 30, 1994), then the company's equity in the joint venture's net loss would be as follows:

                                                                    Three Months         Fiscal Year
                                                                       Ended               Ended
                                                                 September 30, 1994     June 30, 1994
                                                                 ------------------     -------------
                                                                              (in thousands)
    Equity in Ericsson Raynet net loss                              $   (14,680)          $   (69,319)
                                                                    ===========           ===========


(3) Adjustment to reverse the loss on formation of the Ericsson Raynet joint venture which is considered to be a nonrecurring charge directly attributable to the transaction. Reversing the loss on formation from the company's results of operations will not have any tax impact due to the company's U.S. tax position.


(4) Adjustment to reverse the company's amortization of goodwill arising from the repurchase of all of the convertible preferred stock in RNI previously held by BSE. The goodwill has been considered in Raychem's basis for purposes of computing its loss on formation of the Ericsson Raynet joint venture. Reversing the goodwill amortization from the company's results of operations will not have any tax impact due to the company's U.S. tax position.


(5) Adjustment to reverse dividend received by the company on RNI preferred stock.


(6) Adjustment to record imputed interest at 7.97% annual rate on payments of $10 million each due to BSE on November 16, 1995 and 1996, in accordance with the reconfigured BSE royalty agreement (see footnote 2 above).

                              RAYCHEM CORPORATION
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)

                                  (UNAUDITED)

         THE FOLLOWING UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET HAS BEEN DERIVED FROM THE CONSOLIDATED CONDENSED BALANCE SHEET OF THE COMPANY AT SEPTEMBER 30, 1994, AND ADJUSTS SUCH INFORMATION TO GIVE EFFECT TO THE FORMATION OF THE ERICSSON RAYNET JOINT VENTURE AS IF THE JOINT VENTURE WAS FORMED ON SEPTEMBER 30, 1994. IN FORMING THE JOINT VENTURE, RAYCHEM SOLD CERTAIN SPECIFIED ASSETS OF ITS RAYNET SUBSIDIARY TO ERICSSON IN EXCHANGE FOR $40 MILLION, ERICSSON CONTRIBUTED THE PURCHASED ASSETS TO THE JOINT VENTURE, AND RAYNET CONTRIBUTED SUBSTANTIALLY ALL OF ITS REMAINING ASSETS AND LIABILITIES TO THE JOINT VENTURE. RAYNET HOLDS THE COMPANY'S 49% INTEREST IN THE JOINT VENTURE AND RAYNET REPRESENTATIVES CONSTITUTE A MINORITY OF THE BOARD OF MANAGERS OF THE JOINT VENTURE. THE PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND DOES NOR PURPORT TO BE INDICATIVE OF THE FINANCIAL CONDITION THAT ACTUALLY WOULD HAVE RESULTED IF THE ERICSSON RAYNET JOINT VENTURE HAD BEEN CONSUMMATED ON SEPTEMBER 30, 1994. THE PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO AND THE COMPANY'S CONSOLIDATED CONDENSED FINANCIAL STATEMENTS AND RELATED NOTES THERETO CONTAINED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 1994.

                                                                              SEPTEMBER 30, 1994
                                                             --------------------------------------------------------
                                                                                  PRO FORMA
                                                                  ACTUAL         ADJUSTMENTS            PRO FORMA
                                                             ---------------   --------------        ----------------
   ASSETS
   Current assets:
         Cash and cash equivalents                           $        68,746   $     (2,564)(2)      $         93,012
                                                                                     26,830 (3)
         Accounts receivable, net                                    318,248        (29,142)(2)               289,106
         Inventories                                                 241,408        (21,689)(2)               219,719
         Other current assets                                        100,177         22,708 (2)               122,885
                                                             ---------------   ------------          ----------------
   Total current assets                                              728,579         (3,857)                  724,722
                                                             ---------------   ------------          ----------------
   Net property, plant, and equipment                                530,205        (25,695)(2)               504,510
   Investment in unconsolidated affiliates                                 0         35,622 (2)                 5,682
                                                                                    (29,940)(3)
   Other assets                                                      133,361        (11,443)(2)               118,168
                                                                                     (3,750)(3)
                                                             ---------------   ------------          ----------------
   TOTAL ASSETS                                              $     1,392,145   $    (39,063)         $      1,353,082
                                                             ===============   ============          ================
   LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
         Notes payable to banks                              $        31,196   $     (2,318)(2)      $         28,878
         Accounts payable                                             75,094        (17,247)(2)                57,847
         Other current liabilities                                   246,603        (28,130)(1)               207,898
                                                                                    (12,505)(2)
                                                                                      1,930 (3)
                                                             ---------------   ------------          ----------------
   Total current liabilities                                         352,893        (58,270)                  294,623
                                                             ---------------   ------------          ----------------
   Long-term debt                                                    244,675              0                   244,675
   Other long-term liabilities                                        99,051           (133)(2)               118,258
                                                                                     19,340 (3)
   Minority interest                                                   4,117              0                     4,117
   Stockholders' equity:
         Common stock                                                 43,378              0                    43,378
         Additional contributed capital                              364,850              0                   364,850
         Retained earnings                                           259,561         28,130 (1)               259,561
                                                                                    (28,130)(3)
         Currency translation                                         24,410              0                    24,410
         Notes receivable from sale of stock                            (790)             0                      (790)
                                                             ---------------   ------------          ----------------
   Total stockholders' equity                                        691,409              0                   691,409
                                                             ---------------   ------------          ----------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     1,392,145   $    (39,063)         $      1,353,082
                                                             ===============   ============          ================


   See accompanying notes to pro forma consolidated condensed balance sheet.

                              RAYCHEM CORPORATION

            NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET



(1) Adjustment to reverse the accrued loss on formation of the Ericsson Raynet joint venture before recording the pro forma entries arising at the closing of the transaction (see footnotes 2 and 3 below).


(2) Adjustments to deconsolidate Raynet subsidiary and reflect the company's investment in the joint venture, to record retained net assets of selected Raynet foreign subsidiaries ($3.8 million), to reflect amounts receivable by the company from the joint venture, comprised of trade receivables ($16.6 million) and a loan receivable ($8 million), and to record liabilities retained by Raynet ($2.1 million).


(3) Adjustments to record the joint venture transaction. Adjustment to cash is comprised of receipt of $40 million in sales proceeds, reduced by the $10 million payment to BellSouth Enterprises Inc. (BSE) and approximately $3.2 million of expenses associated with the sale, consisting primarily of broker, legal, and accounting fees. Other adjustments include recording of liabilities for pension plan obligations resulting from the transfer of Raynet employees participating in the Raychem defined benefit plan to plans which will be established by the joint venture ($3.4 million), the write-off of goodwill arising from the repurchase by the company of Raynet International Inc. preferred stock previously held by BSE ($3.8 million), and the recording of additional amounts due to BSE at their present value using a 7.97% discount rate ($17.8 million).

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        RAYCHEM CORPORATION
                                           (Registrant)


Date: January 6, 1995              /s/    RAYMOND J. SIMS
      ---------------              -------------------------------
                                          Raymond J. Sims
                                     Senior Vice President and
                                      Chief Financial Officer
                                   (Principal Financial Officer)


                                   /s/    DEIDRA D. BARSOTTI
                                   -------------------------------
                                          Deidra D. Barsotti
                                          Vice President and
                                         Corporate Controller
                                    (Principal Accounting Officer)